EXHIBIT NO. 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: December 4, 2003	/s/ L. Richard Marzke
(signature)

L. Richard Marzke

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: December 8, 2003	/s/ J. Daniel Bernson
(signature)

J. Daniel Bernson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: December 17, 2003	/s/ Nancy Bowman
(signature)

Nancy Bowman

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: December 8, 2003	/s/ James A. Currie
(signature)

James A. Currie

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: December 5, 2003	/s/ Michael L. Dow
(signature)

Michael L. Dow

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: December 10, 2003	/s/ Terence F. Moore
(signature)

Terence F. Moore

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: December 8, 2003	/s/ Frank P. Popoff
(signature)

Frank P. Popoff

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: December 6, 2003	/s/ Dan L. Smith
(signature)

Dan L. Smith

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: March 12, 2004	/s/ Aloysius J. Oliver
(signature)

Aloysius J. Oliver